Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and R. Foster Duncan, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 2003, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2004.

/s/ Michael G. Browning
Michael G. Browning

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and R. Foster Duncan, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2003, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 24th day of February, 2004.

/s/ Phillip R. Cox
Phillip R. Cox

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and R. Foster Duncan, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of  PSI Energy, Inc., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2003, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 20th day of February, 2004.

/s/ Douglas F. Esamann
Douglas F. Esamann

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and R. Foster Duncan, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2003, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 20th day of February, 2004.

/s/ George C. Juilfs
George C. Juilfs

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and R. Foster Duncan, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2003, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 19th day of February, 2004.

/s/ Thomas E. Petry
Thomas E. Petry

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and R. Foster Duncan, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2003, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 17th day of February, 2004.

/s/ Mary L. Schapiro
Mary L. Schapiro

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and R. Foster Duncan, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2003, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2004.

/s/ John J. Schiff, Jr.
John J. Schiff, Jr.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and R. Foster Duncan, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2003, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 17th day of February, 2004.

/s/ Philip R. Sharp
Philip R. Sharp

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and R. Foster Duncan, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2003, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 24th day of February, 2004.

/s/ Dudley S. Taft
Dudley S. Taft

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers and R. Foster Duncan, or either of them with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of each of The Cincinnati Gas & Electric Company and The Union Light, Heat and Power Company, the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 2003, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 24th day of February, 2004.

/s/ James L. Turner
James L. Turner